SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported)  March 31, 1997


                      GLENBOROUGH REALTY TRUST INCORPORATED
             (Exact name of registrant as specified in its charter)


      Maryland                     33-83506                      94-3211970
   (State or other               (Commission                   (IRS Employer
   Jurisdiction of               File Number)                    I.D. Number)
   incorporation)

                      400 South El Camino Real, Suite 1100
                          San Mateo, California 94402
                     Address of principal executive offices


Registrant's Telephone number, including area code:   (415) 343-9300

                                       N/A
          (Former name or former address, if changes since last report)


                   This form 8-K contains a total of 23 pages.

                              No Exhibits Required

 Item 5.     Other Events

             On April 25, 1997, the Registrant made available additional ownership and operating information concerning the Registrant, Glenborough Realty Trust Incorporated, and the properties owned or managed by it as of March 31, 1997, in the form of a Supplemental Information package, a copy of which is included as an exhibit to this filing.

Item 7.      Financial Statements and Exhibits

             Financial Statements:

                  None

             Exhibits:

                                                                 Page Number in
Exhibit No.  Description                                          This Filing

     99      Supplemental Information as of March 31, 1997              4

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                      GLENBOROUGH REALTY TRUST INCORPORATED



Date:   April 25, 1997                     By:    /s/ Andrew Batinovich
                                                  -------------------------
                                                  Andrew Batinovich
                                                  Executive Vice President,
                                                  Chief Financial Officer and
                                                  Chief Operating Officer
                                                  (Principal Financial Officer)

                      GLENBOROUGH REALTY TRUST INCORPORATED
                            SUPPLEMENTAL INFORMATION
                                 March 31, 1997



                                Table of Contents


                                                                            PAGE
Real Estate Portfolio.........................................................5
Real Estate Portfolio Controlled by Associated Companies......................6
Additions and Deletions to Portfolios During Period...........................8
Debt Summary..................................................................9
Corporate Operating Summary..................................................10
Office Portfolio.............................................................12
Industrial Portfolio    .....................................................14
Retail Portfolio.............................................................16
Hotel Portfolio..............................................................18
Multi-family Portfolio.......................................................19
Combined Operating Results...................................................20
Glossary of Terms............................................................21

                                          GLENBOROUGH REALTY TRUST INCORPORATED
                                                  REAL ESTATE PORTFOLIO
                                                      March 31, 1997
--------------------------------------------------------------------------------------------------------------------------
   PROPERTY                                          LOCATION                                SQ. FEET            % OCC.
--------------------------------------------------------------------------------------------------------------------------
OFFICE PORTFOLIO
   Vintage Pointe                                    Phoenix                    AZ             55,948               89%
   Tradewinds Financial Center                       Phoenix                    AZ             17,778               94%
   Warner Village Medical                            Fountain Valley            CA             32,272               92%
   Hillcrest Office Plaza                            Fullerton                  CA             34,623               90%
   Dallidet Professional Center                      San Luis Obispo            CA             23,051              100%
   Bond Street Building                              Farmington Hills           MI             40,595               87%
   University Club Tower                             St. Louis                  MO            272,443               93%
   Regency Westpointe                                Omaha                      NE             35,937              100%
   One Professional Square                           Omaha                      NE             34,836               91%
   4500 Plaza                                        Salt Lake City             UT             69,975               97%
   Globe Building                                    Mercer Island              WA             24,779              100%
   Total Office Square Footage/Average % Occupied                                             642,237               93%

INDUSTRIAL PORTFOLIO
   Hoover Industrial                                 Mesa                       AZ             57,441              100%
   Benicia Industrial Park                           Benicia                    CA            156,800              100%
   Rancho Bernardo R & D Center                      Rancho Bernardo            CA             52,865               83%
   Navistar International Trans. Corp.               West Chicago               IL            474,426              100%
   Park 100 - Building 42                            Indianapolis               IN             37,200               95%
   Park 100 - Building 46                            Indianapolis               IN            102,400              100%
   Case Equipment Corp.                              Kansas City                KS            199,750              100%
   Navistar International Trans. Corp.               Baltimore                  MD            274,000              100%
   Case Equipment Corp.                              Memphis                    TN            205,594              100%
   Pinewood Industrial                               Arlington                  TX             46,060              100%
   Walnut Creek Business Center                      Austin                     TX            100,000              100%
   Mercantile I                                      Dallas                     TX            236,092               95%
   Quaker Industrial                                 Dallas                     TX             42,083              100%
   SeaTac II (1)                                     Seattle                    WA             41,657              100%
      Total Industrial Square Footage/Average % Occupied                                    2,026,368               99%

RETAIL PORTFOLIO
   Park Center (1)                                   Santa Ana                  CA             73,500               97%
   Sonora Plaza                                      Sonora                     CA            162,126               99%
   Westwood Plaza                                    Tampa                      FL             85,689               97%
   Shannon Crossing                                  Atlanta                    GA             64,039               98%
   Atlanta Auto Centers (Six Properties)             Atlanta Area               GA             54,750               90%
   QuikTrips (Ten Properties)                        GA, IL, MO, OK                            32,000              100%
   Auburn North                                      Auburn                     WA            158,596               95%
      Total Retail Square Footage/Average % Occupied                                          630,700               97%

HOTEL PORTFOLIO                                                                            # of Rooms          YTD OCC.
   Country Inn & Suites By Carlson                   Scottsdale                 AZ                163               90%
   Country Suites By Carlson                         Tucson                     AZ                157               89%
   Country Suites By Carlson                         Ontario                    CA                120               78%
   Country Suites By Carlson                         Arlington                  TX                132               65%
   Country Suites By Carlson (1)                     Irving                     TX                 90               65%
   Country Inn By Carlson                            San Antonio                TX                 64               63%
      Total Hotel Rooms/YTD Occupancy                                                             726               76%

MULTI-FAMILY PORTFOLIO                                                                     # of Units            % OCC.
   Summer Breeze                                     No. Hollywood              CA                104               94%
   Sahara Gardens                                    Las Vegas                  NV                312               96%
   Villas de Mission                                 Las Vegas                  NV                226               99%
      Total Multi-Family Units/ Average % Occupied                                                642               95%

(1) The Company holds a participating first mortgage interest in the property. In accordance with GAAP, GLB accounts for the property as though it holds fee title.

                                          GLENBOROUGH REALTY TRUST INCORPORATED
                                   PORTFOLIO CONTROLLED BY THE ASSOCIATED COMPANIES (1)
                                                      March 31, 1997
--------------------------------------------------------------------------------------------------------------------------
   PROPERTY                                          LOCATION                             # ROOMS/UNITS            % OCC.
--------------------------------------------------------------------------------------------------------------------------
OFFICE PORTFOLIO
   Grunow Medical Building                           Phoenix                    AZ                  47,479          65%
   GSK Corporate Plaza                               Phoenix                    AZ                  31,234          35%
   One West Madison                                  Phoenix                    AZ                  25,000         100%
   Rosemead Springs Business Center                  El Monte                   CA                 129,503           3%
   University Tech Center                            Pomona                     CA                 100,516          85%
   Civic Center II                                   Rancho Cucamonga           CA                  17,857          58%
   Gateway Professional Center                       Sacramento                 CA                  50,556          96%
   Park Plaza                                        Sacramento                 CA                  67,688          75%
   Carnegie Business Center I                        San Bernardino             CA                  62,605          90%
   Carnegie Business Center II                       San Bernardino             CA                  50,804          74%
   Lakeside Tower                                    San Bernardino             CA                 112,814          83%
   One Carnegie Plaza                                San Bernardino             CA                 102,511          87%
   Two Carnegie Plaza                                San Bernardino             CA                  68,925          83%
   One Parkside                                      San Bernardino             CA                  70,069          92%
   One Vanderbilt Way                                San Bernardino             CA                  73,809          88%
   Two Vanderbilt Way                                San Bernardino             CA                  69,050          63%
   Santa Fe                                          San Bernardino             CA                  36,288         100%
   Inland Regional Center                            San Bernardino             CA                  81,079         100%
   Bristol Medical Center                            Santa Ana                  CA                  52,311          85%
   26th Street Office                                Santa Monica               CA                  14,573         100%
Montrose Office Park                                 Rockville                  MD                 187,161          84%
   Director's Plaza I                                Memphis                    TN                 131,727          78%
   Poplar Towers                                     Memphis                    TN                 100,901          87%
   Bluemound Commerce Centre                         Brookfield                 WI                  48,113          70%
      Total Office Square Footage/Average % Occupied                                             1,732,770          77%

INDUSTRIAL PORTFOLIO
   Fifth Street Industrial                           Phoenix                    AZ                 109,699         100%
   Magnolia Industrial                               Phoenix                    AZ                  35,385         100%
   San Sevaine Business Park                         Mira Loma                  CA                 172,057          63%
   Rancon Centre Ontario                             Ontario                    CA                 245,000          80%
   SkyPark Airport Parking                           San Bruno                  CA                 216,780         100%
   Wakefield Engineering Bldg.                       Temecula                   CA                  44,200         100%
   Esplanade                                         Tustin                     CA                 141,700          86%
   Bryant Lake Phase I & II                          Eden Prairie               MN                  80,057          83%
   Bryant Lake Phase III                             Eden Prairie               MN                  91,732         100%
   Black Satchel                                     Charlotte                  NC                 228,800          90%
   NorthPark Business Park                           Charlotte                  NC                 319,960          85%
   The Commons at Great Valley                       Malvern                    PA                 200,000         100%
   Totem Valley Business Center                      Kirkland                   WA                 121,645         100%
      Total Industrial Square Footage/Average % Occupied                                         2,007,015          89%

(1) Operating results and leasing statistics for these properties are not included in the following tables.

                                          GLENBOROUGH REALTY TRUST INCORPORATED
                                   PORTFOLIO CONTROLLED BY THE ASSOCIATED COMPANIES (1)
                                                      March 31, 1997
--------------------------------------------------------------------------------------------------------------------------
   PROPERTY                                          LOCATION                         # ROOMS/UNITS             % OCC.
--------------------------------------------------------------------------------------------------------------------------
RETAIL PORTFOLIO
   Baseline Mercado                                  Mesa                       AZ             22,886                 68%
   Mountain View Plaza                               Mojave                     CA             57,456                 85%
   Weist Plaza                                       Riverside                  CA            145,778                 94%
   Circuit City                                      San Bernardino             CA             38,600                100%
   Holiday Spa Health Club                           San Bernardino             CA             25,000                100%
   Outback Steak House                               San Bernardino             CA              6,500                100%
   Promo Retail Center                               San Bernardino             CA             66,265                 97%
   Service Retail Center                             San Bernardino             CA             20,780                100%
   T.G.I. Friday's                                   San Bernardino             CA              9,386                100%
   Aztec Village Center                              San Diego                  CA             23,789                 42%
   Silver Creek Plaza                                San Jose                   CA             71,005                 86%
   RCC Auto Center                                   Temecula                   CA             25,761                 91%
   Town & Country Center                             Arlington Heights          IL            323,591                 94%
   Glenlake Plaza                                    Indianapolis               IN             93,593                 88%
   Heritage Square                                   San Antonio                TX             75,528                 96%
   San Mar Plaza                                     San Marcos                 TX             96,206                 87%
      Total Retail Square Footage/Average % Occupied                                        1,102,124                 91%



HOTEL PORTFOLIO                                                                                                  YTD OCC.
   Country Suites By Carlson                         Tempe                      AZ                139                 92%
   Country Suites By Carlson                         Memphis                    TN                121                 51%
   Condominium Resort Hotel                          Galveston                  TX                276                 80%
   Condominium Resort Hotel                          Port Aransas               TX                 86                 84%
      Total Hotel Rooms/YTD Occupancy                                                             622                 77%

MULTI-FAMILY PORTFOLIO                                                                                             % OCC.
   Green Meadows                                     Davis                      CA                120                 97%
   Huntington Breakers                               Huntington Beach           CA                342                 94%
   Villa La Jolla                                    La Jolla                   CA                385                 98%
   La Jolla Canyon                                   San Diego                  CA                157                 99%
   Pacific Bay Club                                  San Diego                  CA                159                 97%
   Shadowridge Woodbend                              Vista                      CA                240                 98%
   Georgetowne                                       Omaha                      NE                288                 98%
   Promontory Point                                  Henderson                  NV                180                 91%
   Lake Mead Estates                                 Las Vegas                  NV                160                 98%
      Total Multi-Family Units/Average % Occupied                                               2,031                 97%

LAND PORTFOLIO                                                                                  Acres
   Lake Elsinore Square (Retail)                     Lake Elsinore              CA              24.79
   Mountain View Plaza (Retail)                      Mojave                     CA               8.99
   Perris - 4th Avenue (Comm/Retail)                 Perris                     CA              17.67
   Perris - Ethanac Road (Comm/Retail)               Perris                     CA              23.76
   Perris - Nuevo Road (Comm/Retail)                 Perris                     CA              60.41
   Rancon Center Ontario (Industrial)                Ontario                    CA              33.76
   Rancon Center (Office)                            Rancho Cucamonga           CA               1.80
   Rancon Center (Retail)                            Rancho Cucamonga           CA               5.98
   Rancon Commerce Center (Industrial)               Temecula                   CA              15.52
   Rancon Towne Village (Retail)                     Temecula                   CA              11.97
   Tippecanoe (Commercial)                           San Bernardino             CA               8.79
   Tri-City Corporate Center (Off/Retail)            San Bernardino             CA              68.18
      Total Land Acres                                                                         281.18

(1) Operating results and leasing statistics for these properties are not included in the following tables.

                                          GLENBOROUGH REALTY TRUST INCORPORATED
                                   ADDITIONS AND DELETIONS TO PORTFOLIOS DURING PERIOD
                                                      March 31, 1997
--------------------------------------------------------------------------------------------------------------------------
   PROPERTY                                          LOCATION                                    SQ. FEET       DATE
--------------------------------------------------------------------------------------------------------------------------
GLENBOROUGH REALTY TRUST INCORPORATED
ADDITIONS:

Hotel Portfolio
   Country Inn & Suites By Carlson                   Scottsdale                 AZ                  80,568        2/28/97

PROPERTIES ADDED AFTER MARCH 31, 1997

Office Portfolio
   Academy Center                                    Rolling Hills              CA                  29,960        4/18/97
   Westford Corporate Center                         Westford                   MA                 163,247        4/29/97 (1)
   Riverview Office Tower                            Bloomington                MN                 227,129        4/14/97
   Woodlands Plaza II                                St. Louis                  MO                  72,465        4/29/97 (1)

   South Washington                                  Alexandria                 VA                  56,000         4/8/97

Industrial Portfolio
   Kraemer Industrial Park                           Anaheim                    CA                  55,246        4/18/97
   Sandhill Industrial Park                          Carson                     CA                  90,922        4/18/97
   Belshaw Industrial                                Carson                     CA                  23,826        4/18/97
   Dominguez Industrial                              Carson                     CA                  83,392        4/18/97
   Chatsworth Industrial Park                        Chatsworth                 CA                  29,764        4/18/97
   Glassell Industrial Center                        Orange                     CA                  46,912        4/18/97
   Dunn Way Industrial                               Placentia                  CA                  59,832        4/18/97
   Monroe Industrial                                 Placentia                  CA                  38,655        4/18/97
   San Dimas Industrial Center                       San Dimas                  CA                  35,996        4/18/97
   Upland Industrial                                 Upland                     CA                  27,414        4/29/97 (1)
   Lake Point                                        Orlando                    FL                 135,008        4/29/97 (1)
   Southworth-Milton                                 Milford                    MA                 146,125         4/8/97
   Fisher-Pierce                                     Weymouth                   MA                  79,825         4/8/97
   Woodlands Tech Center                             St. Louis                  MO                  97,098

Retail Portfolio
   Piedmont Plaza                                    Apopka                     FL                 147,750        4/29/97 (1)

Multi-Family Portfolio
   Overlook Apartments                               Scottsdale                 AZ                 181,376        4/29/97 (1)

CONTROLLED PORTFOLIOS
DELETIONS:

Retail Portfolio
   Vashon East                                       Seattle                    WA                  53,143           2/97

(1)      Anticipated closing date.

                                          GLENBOROUGH REALTY TRUST INCORPORATED
                                                       DEBT SUMMARY
                                                      March 31, 1997
                                                                                                                    Maturity
                                                                                                                      From
                                                        Debt         Interest        Interest         Maturity      12/31/96
Loan Type                                             Balance          Rate            Type             Date        (Years)
Secured Mortgage Loan                                  $19,671,119    7.57%           Fixed               1/1/06       8.76
     Secured by Eight Properties

Bank Line of Credit                                                    (1)          LIBOR + 1.75%        7/15/98       1.29
     Secured by Twenty-five Properties

Term Loan                                                6,120,000    7.875%       LIBOR + 2.375%        7/15/98       1.29
     10 QuikTrip Retail Properties

Individually Secured Mortgages
     Multi-Family Property                               7,518,342    9.00%             Fixed             8/1/98       1.34
     Multi-Family Property                               2,607,627    7.75%             Fixed             1/1/06       8.76
     Multi-Family Property                               7,304,399    7.50%             Fixed             3/1/21      23.93
     Office Property                                     1,691,107    7.87%         11th DIST+3%         8/15/15      18.39
                                  Cap at 17.87%
     Office Property                                       942,356    8.00%             Fixed             9/1/05       8.43
     Office Property                                     2,101,008    8.18%         Lenders Best         10/1/00       3.51
                                   5-yr. Mort.
     Hotel Property                                      4,597,158    8.00%        2% above 5-yr.         1/1/06       8.76
                               Treasury Cap at 11%
     Retail Property                                     5,021,838    8.48%             Fixed           11/30/05       8.67
     Industrial Property                                 1,432,302    9.25%             Fixed            12/1/00       3.67

Total Debt/Weighted Interest Rate                   $  59,007,256     7.97%                                            8.87

                                                                 Relative Percentage Of     Weighted Average Rate
Debt Type                                                               All Debt

All Debt                                                                100.00%                     7.97%
All Floating Rate Debt                                                   24.59%                     7.96%
Floating Rate Debt Capped                                                10.66%                     7.97%
Floating Rate Debt Not Capped                                            13.93%                     7.95%
All Fixed Rate Debt                                                      75.41%                     7.98%

(1)   The bank line of credit had a zero balance on March 31, 1997, therefore, no contract rate is listed.

                                                                    GLENBOROUGH REALTY TRUST INCORPORATED
                                                                         CORPORATE OPERATING SUMMARY
                                                                               March 31, 1997

                For the Period:                                               1996
                                                    1st          2nd          3rd          4th        Year to
                                                   Quarter     Quarter      Quarter      Quarter        Date
---------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
---------------------------------------------------------------------------------------------------------------
Net Income before Minority Interest          $ 1,353,000   $ 1,715,000   $ 1,259,000  $ 1,779,000  $ 6,106,000
 Plus:
    Depreciation and amortization                 897,000      862,000       934,000    1,882,000    4,575,000
    Loss Provisions                                    --           --            --           --           --
    Adjustment to reflect FFO of
       Associated Companies                       284,000      311,000       251,000      285,000    1,131,000
 Less:
    Gain on sale of rental property                    --     (321,000)           --           --    (321,000)
    Gain on payoff of note receivable                  --           --            --           --           --

 Funds from operations (FFO)                    2,534,000    2,567,000     2,444,000    3,946,000   11,491,000
 Plus:
    Amortization of deferred financing fees        36,000       36,000        69,000       52,000      193,000
 Less:
    Capital reserve                               185,000       71,000      (229,000)     (81,000)     (54,000)
    Capital expenditures                           54,000      168,000       477,000      542,000    1,241,000

 Cash available for distribution (CAD)        $ 2,331,000  $ 2,364,000   $ 2,265,000  $ 3,537,000  $10,497,000

                For the Period:                                               1997
                                                    1st          2nd          3rd          4th        Year to
                                                   Quarter     Quarter      Quarter      Quarter        Date
---------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
---------------------------------------------------------------------------------------------------------------
Net Income before Minority Interest            $2,594,000                                           $2,594,000
 Plus:
    Depreciation and amortization               1,537,000                                            1,537,000
    Loss Provisions                                    --                                                   --
    Adjustment to reflect FFO of
       Associated Companies                       623,000                                              623,000
 Less:
    Gain on sale of rental property                    --                                                   --
    Gain on payoff of note receivable            (154,000)                                            (154,000)

 Funds from operations (FFO)                    4,600,000                                            4,600,000
 Plus:
    Amortization of deferred financing fees        64,000                                               64,000
 Less:
    Capital reserve                               110,000                                              110,000
    Capital expenditures                          421,000                                              421,000

 Cash available for distribution (CAD)        $ 4,133,000                                          $ 4,133,000

                                                                    GLENBOROUGH REALTY TRUST INCORPORATED
                                                                         CORPORATE OPERATING SUMMARY
                                                                               March 31, 1997

                For the Period:                                               1996
                                                    1st          2nd          3rd          4th        Year to
                                                   Quarter     Quarter      Quarter      Quarter        Date
---------------------------------------------------------------------------------------------------------------
 OTHER INFORMATION
---------------------------------------------------------------------------------------------------------------
 EBIDA (including G&A expenses)
    Combined Total                              2,972,000    2,955,000     3,318,000    5,028,000   14,273,000
    Growth from same period prior year               0.5%         1.9%         16.6%        89.0%        25.6%

 Net Operating Income - Property Level
    Same Property                               2,393,393    2,434,358     2,300,301    2,365,754    9,492,569
    Growth from same period prior year               8.6%         8.5%          0.2%        13.7%         7.6%

 Net Income excluding consolidation
    costs and extraordinary items               1,253,000    1,572,000     1,189,000    1,799,000    5,813,000
 Net Income (loss) including consolidation
    costs and extraordinary items             $(5,984,000) $ 1,572,000   $ 1,003,000  $ 1,799,000  $(1,610,000)

              For the Period:                                                 1997
                                                    1st          2nd          3rd          4th        Year to
                                                   Quarter     Quarter      Quarter      Quarter        Date
---------------------------------------------------------------------------------------------------------------
 OTHER INFORMATION
---------------------------------------------------------------------------------------------------------------
 EBIDA (including G&A expenses)
    Combined Total                              5,550,000                                            5,550,000
    Growth from same period prior year              86.7%                                                86.7%

 Net Operating Income - Property Level
    Same Property                               2,553,015                                            2,553,015
    Growth from same period prior year               6.7%                                                 6.7%

 Net Income excluding consolidation
    costs and extraordinary items               2,363,000                                            2,363,000
 Net Income (loss) including consolidation
    costs and extraordinary items             $ 2,363,000                                           $ 2,36,000

                                                                    GLENBOROUGH REALTY TRUST INCORPORATED
                                                                         CORPORATE OPERATING SUMMARY
                                                                               March 31, 1997

                 For the Period:                                              1996
                                                    1st          2nd          3rd          4th        Year to
                                                  Quarter      Quarter      Quarter      Quarter        Date
---------------------------------------------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------
Weighted average diluted shares outstanding      5,753,709      5,761,209       5,778,545      9,513,517       6,632,707
Fully converted weighted average diluted         6,296,042      6,303,542       6,342,206     10,148,526       7,203,071
  shares outstanding(1)
FFO per share                                         0.40           0.41            0.39           0.39            1.59
CAD per share                                         0.37           0.38            0.36           0.35            1.46
  Net Income per share excluding
   consolidation costs and extraordinary items (2)    0.22           0.27            0.21           0.19            0.88
  Net Income (loss) per share including
   consolidation costs and extraordinary items (2)   (1.04)          0.27            0.17           0.19           (0.24)

FFO Multiplier (Price/FFO)                            8.75           8.61            8.89          11.30           11.08
Debt Coverage Ratio                                   3.85           3.75            2.62           3.34            3.29
Interest Coverage Ratio                               4.33           4.46            3.14           3.82            3.84

Total Dividends                                  1,888,813      1,906,313       3,084,249      3,297,815      10,177,190
Dividend per share                                    0.30           0.30            0.30           0.32            1.22
Dividend payout ratio (FFO)                          75.0%          73.2%           76.9%          82.1%          76.7%
Dividend payout ratio (FAD)                          81.1%          78.9%           84.0%          91.8%           83.8%

Total notes and mortgages payable               33,616,327     32,730,344      58,544,496     75,890,860      75,890,860
Total market capitalization(1)                 121,760,915    121,873,812     147,073,129    257,528,346     257,528,346(1)
  Increase from same period prior year                 N/A            N/A             N/A            N/A             N/A

Debt/Total Market Capitalization Ratio               27.6%          26.9%           39.8%          29.5%           29.5%

Shares outstanding (at end of period)            5,753,709      5,768,709       5,788,709      9,661,553       9,661,553
  Fully converted shares outstanding             6,296,042      6,311,042       6,380,442     10,305,673      10,305,673
     (at end of period)(1)
Price per share on last trading day of the          14.000         14.125          13.875         17.625          17.625
period

                 For the Period:                                              1997
                                                    1st          2nd          3rd          4th        Year to
                                                  Quarter      Quarter      Quarter      Quarter        Date
-------------------------------------------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------
Weighted average diluted shares outstanding     10,256,129                                            10,256,129
Fully converted weighted average diluted        10,935,951                                            10,935,951
  shares outstanding(1)
FFO per share                                         0.42                                                 0.42
CAD per share                                         0.38                                                 0.38
  Net Income per share excluding
   consolidation costs and extraordinary              0.23                                                 0.23
items(2)
  Net Income (loss) per share including
   consolidation costs and extraordinary              0.23                                                 0.23
items(2)

FFO Multiplier (Price/FFO)                           11.90                                                11.90
Debt Coverage Ratio                                   3.36                                                 3.36
Interest Coverage Ratio                               3.78                                                 3.78

Total Dividends                                  4,541,326                                            4,541,326
Dividend per share                                    0.32                                                 0.32
Dividend payout ratio (FFO)                          76.2%                                                76.2%
Dividend payout ratio (FAD)                          84.2%                                                84.2%

Total notes and mortgages payable               59,007,256                                           59,007,256
Total market capitalization(1)                 335,120,716                                          335,120,716
  Increase from same period prior year                175%                                                 175%

Debt/Total Market Capitalization Ratio               17.6%                                                17.6%

Shares outstanding (at end of period)           13,161,553                                           13,161,553
  Fully converted shares outstanding            13,805,673                                           13,805,673
     (at end of period)(1)
Price per share on last trading day of the           20.00                                                20.00
period

(1)  Includes minority interest in UPREIT Partnership.
(2)  Net income per share is computed independently for each quarter and the full year based on the respective weighted average number of common shares outstanding; therefore, the sum of the quarterly net income per share data may not equal the net income per share for the year.

                                                                    GLENBOROUGH REALTY TRUST INCORPORATED
                                                                              OFFICE PORTFOLIO
                                                                               March 31, 1997

                For the Period:                                               1996
                                                  1st           2nd           3rd          4th        Year to
                                                Quarter       Quarter       Quarter      Quarter        Date
------------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
------------------------------------------------------------------------------------------------------------------
  Same Property
    Revenue                                   $  357,683    $  360,891   $  368,776   $   371,723   $ 1,459,073
    Operating expenses                           163,457       138,638      170,097       147,775       619,967
    NOI                                          194,226       222,253      198,679       223,948       839,106
    Growth from same period prior year             26.6%         41.7%         1.5%         28.1%         23.2%

  Combined Total
    Revenue                                   $  357,683    $  360,891   $1,196,821   $ 1,989,660   $ 3,905,055
    Operating expenses                           163,457       138,638      575,865       818,709     1,696,669
    NOI                                          194,226       222,253      620,956     1,170,951     2,208,386
    Growth from same period prior year             26.6%         41.7%       217.2%(1)     569.6%(1)     224.4%

Capital expenditures                                  --         2,904       41,595        31,820        76,319
Weighted average leaseable square feet           106,076       106,076      338,346       494,798       261,324
Capital expenditures per leaseable sq. ft.            --          0.03         0.12          0.06          0.29

                For the Period:                                               1997
                                                  1st           2nd           3rd          4th        Year to
                                                Quarter       Quarter       Quarter      Quarter        Date
-----------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
-----------------------------------------------------------------------------------------------------------------
  Same Property
    Revenue                                   $  369,532                                              $ 369,532
    Operating expenses                           157,873                                                157,873
    NOI                                          211,659                                                211,659
    Growth from same period prior year              9.0%                                                   9.0%

  Combined Total
    Revenue                                    2,342,654                                              2,342,654
    Operating expenses                         1,082,311                                              1,082,311
    NOI                                        1,260,343                                              1,260,343
    Growth from same period prior year            548.9%(1)                                              548.9% (1)

Capital expenditures                              19,663                                                 19,663
Weighted average leaseable square feet           642,323                                                642,323
Capital expenditures per leaseable sq. ft.          0.03                                                   0.03

                                                                  GLENBOROUGH REALTY TRUST INCORPORATED
                                                                              OFFICE PORTFOLIO
                                                                               March 31, 1997

                For the Period:                                               1996
                                                  1st           2nd           3rd          4th        Year to
                                                Quarter       Quarter       Quarter      Quarter        Date
------------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS
------------------------------------------------------------------------------------------------------------------
Physical occupancy                                98.0%         100.0%          91.4%        92.6%        92.6%
Economic occupancy                                96.8%          97.3%          89.1%        88.1%        88.1%

Average base rent per occupied square foot        13.07          12.95          13.19        13.61        13.61
Increase from same period prior year              13.0%          15.0%          13.2%(1)     14.3%(1)     14.3%

Revenue per occupied square foot                  13.76          13.61          15.17        15.38        15.38
Increase from same period prior year              17.6%          14.3%          16.2%(1)     13.3%(1)     13.3%

                For the Period:                                               1997
                                                  1st           2nd           3rd          4th          Year to
                                                Quarter       Quarter       Quarter      Quarter          Date
Physical occupancy                                93.4%                                                   93.4%
Economic occupancy                                90.0%                                                   90.0%

Average base rent per occupied square foot        13.68                                                   13.68
Increase from same period prior year               4.6%                                                    4.6%

Revenue per occupied square foot                  15.61                                                   15.61
Increase from same period prior year              13.5%                                                   13.5%

--------------------------------------------- ------------ ------------- ------------ ------------- ------------
LEASE EXPIRATION SCHEDULE                           1997         1998            1999        2000          2001

--------------------------------------------- ------------ ------------- ------------ ------------- ------------
Annual Base Rent Expiring                      1,912,320    2,050,524       1,568,496   1,174,488     1,102,968
Percent of Total Annual Rent                      21.28%       22.82%          17.45%      13.07%        12.27%

Square Footage Expiring                          119,043      130,628         100,258      70,689        64,774
Percent of Square Footage                         19.88%       21.82%          16.74%      11.81%        10.82%

--------------------------------------------- ------------- ------------ ------------- ------------- ------------
LEASE EXPIRATION SCHEDULE                           2002         2003            2004        2005         2006 &
                                                                                                      Thereafter
--------------------------------------------- ------------- ------------ ------------- ------------- ------------
Annual Base Rent Expiring                        141,660      144,000          94,560      448,584      349,152
Percent of Total Annual Rent                       1.58%        1.60%           1.05%        4.99%        3.89%

Square Footage Expiring                            8,499        8,348           4,958       25,250       66,309
Percent of Square Footage                          1.42%        1.39%           0.83%        4.22%       11.07%

(1)   Reflects acquisitions during the period.

                                                                    GLENBOROUGH REALTY TRUST INCORPORATED
                                                                              OFFICE PORTFOLIO
                                                                               March 31, 1997

                For the Period:                                               1996
                                                   1st           2nd          3rd         4th         Year to
                                                 Quarter       Quarter      Quarter     Quarter        Date
-------------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
-------------------------------------------------------------------------------------------------------------------
Square footage leased                                  --        1,004       9,173            --        10,177
Rental dollars                                         --       17,042     151,354            --       168,396
Average base rent per square foot                      --        16.97       16.50            --         16.55

Concessions                                            --           --          --            --            --
Concessions per square foot leased                     --           --          --            --            --

Tenant improvements (TI) committed                     --        4,700      86,689            --        91,389
TI committed per square foot leased                    --         4.68        9.45            --          8.98
TI spent                                               --        1,377     167,789       164,520       333,686

Capitalized leasing commissions (CLC) committed        --        3,111      11,376            --        14,487
CLC committed per square foot leased                   --         3.10        1.24            --          1.42
CLC spent                                              --           --      27,141        37,784        64,925

CLC and TI committed per sq. ft. leased                --         7.78       10.69            --         10.40

                For the Period:                                               1997
                                                   1st           2nd          3rd         4th         Year to
                                                 Quarter       Quarter      Quarter     Quarter        Date
------------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
------------------------------------------------------------------------------------------------------------------
Square footage leased                               7,529                                                7,529
Rental dollars                                    168,390                                              168,390
Average base rent per square foot                   22.37                                                22.37

Concessions                                         7,011                                                7,011
Concessions per square foot leased                   0.93                                                 0.93

Tenant improvements (TI) committed                 49,777                                               49,777
TI committed per square foot leased                  6.61                                                 6.61
TI spent                                           57,688                                               57,688

Capitalized leasing commissions (CLC) committed    15,882                                               15,882
CLC committed per square foot leased                 2.11                                                 2.11
CLC spent                                          37,133                                               37,133

CLC and TI committed per sq. ft. leased              8.72                                                 8.72

                                                                    GLENBOROUGH REALTY TRUST INCORPORATED
                                                                              OFFICE PORTFOLIO
                                                                               March 31, 1997

               For the Period:                                                1996
                                                   1st           2nd          3rd         4th         Year to
                                                 Quarter       Quarter      Quarter     Quarter        Date
-------------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
-------------------------------------------------------------------------------------------------------------------
Square footage leased                               3,348        3,249        9,085        13,847      29,529
Rental dollars                                     45,198       54,397      152,363       213,360     465,317
Average base rent                                   13.50        16.74        16.77         15.41       15.76
   Percent increase in effective rents from         40.6%        11.9%         2.9%         20.0%       18.9%
renewal

Concessions                                            --           --           --            --          --
Concessions per square foot leased                     --           --           --            --          --

Tenant improvements (TI) committed                  4,403       21,079       41,824        13,323      80,629
TI committed per square foot leased                  1.32         6.49         4.60          0.96        2.73
TI spent                                               --        2,751       10,079       194,617     207,447

Capitalized leasing commissions (CLC) committed        --           --           --         4,951       4,951
CLC committed per square foot leased                   --           --           --          0.36        0.17
CLC spent                                              --           --           --        11,204      11,204

CLC and TI committed per sq. ft. leased              1.32         6.49         4.60          1.32        2.90

                For the Period:                                               1997
                                                   1st           2nd          3rd         4th         Year to
                                                 Quarter       Quarter      Quarter     Quarter        Date
-------------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
-------------------------------------------------------------------------------------------------------------------
Square footage leased                             22,570                                               22,570
Rental dollars                                   350,086                                              350,086
Average base rent                                  15.51                                                15.51
   Percent increase in effective rents from        19.3%                                                19.3%
renewal

Concessions                                           --                                                   --
Concessions per square foot leased                    --                                                   --

Tenant improvements (TI) committed                64,036                                               64,036
TI committed per square foot leased                 2.84                                                 2.84
TI spent                                          40,125                                               40,125

Capitalized leasing commissions (CLC) committed    9,357                                                9,357
CLC committed per square foot leased                0.41                                                 0.41
CLC spent                                          9,230                                                9,230

CLC and TI committed per sq. ft. leased             3.25                                                 3.25

                                                                    GLENBOROUGH REALTY TRUST INCORPORATED
                                                                            INDUSTRIAL PORTFOLIO
                                                                               March 31, 1997

                For the Period:                                               1996
                                                    1st          2nd          3rd          4th        Year to
                                                  Quarter      Quarter      Quarter      Quarter        Date
-----------------------------------------------------------------------------------------------------------------
  OPERATING RESULTS
-----------------------------------------------------------------------------------------------------------------
  Same Property
    Revenue                                    $  850,378    $ 875.598     $ 909,590     $ 906,737   $3,542,303
    Operating expenses                            132,645      103,605       144,775       118,938      499,963
    NOI                                           717,733      771,993       764,815       787,799    3,042,340
    Growth from same period prior year             - 3.3%         1.6%        - 2.1%          4.1%         0.1%

  Combined Total
    Revenue                                    $1,005,970    $ 979,760    $  914,904    $1,359,367   $4,260,001
    Operating expenses                            208,274      160,565       146,544       234,216      749,599
    NOI                                           797,696      819,195       768,360     1,125,151    3,510,402
    Growth from same period prior year             - 3.6%       - 3.2%(1)    - 11.6%(1)      38.2%(2)      4.7%

Capital expenditures                                   --           --        19,046        12,109       31,155
Weighted average leaseable square feet          1,589,027    1,491,827     1,491,827     2,030,114    1,602,475
Capital expenditures per leaseable sq. ft.             --           --          0.01          0.01         0.02

                For the Period:                                               1997
                                                    1st          2nd          3rd          4th        Year to
                                                  Quarter      Quarter      Quarter      Quarter        Date
----------------------------------------------------------------------------------------------------------------
  OPERATING RESULTS
----------------------------------------------------------------------------------------------------------------
  Same Property
    Revenue                                    $  912,829                                            $  912,829
    Operating expenses                            116,769                                               116,769
    NOI                                           796,060                                               796,060
    Growth from same period prior year              10.9%                                                 10.9%

  Combined Total
    Revenue                                    $1,435,492                                            $1,435,492
    Operating expenses                            279,377                                               279,377
    NOI                                         1,156,115                                             1,156,115
    Growth from same period prior year              44.0%                                                 44.0%

Capital expenditures                               54,415                                                54,415
Weighted average leaseable square feet          2,026,368                                             2,026,368
Capital expenditures per leaseable sq. ft.           0.03                                                  0.03

                                                                    GLENBOROUGH REALTY TRUST INCORPORATED
                                                                            INDUSTRIAL PORTFOLIO
                                                                               March 31, 1997

                For the Period:                                               1996
                                                    1st          2nd          3rd          4th        Year to
                                                  Quarter      Quarter      Quarter      Quarter        Date
-----------------------------------------------------------------------------------------------------------------
  OCCUPANCY STATUS
-----------------------------------------------------------------------------------------------------------------
Physical occupancy                                  99.5%       100.0%        100.0%         98.9%        98.9%
Economic occupancy                                  96.2%        98.0%         99.8%         98.7%        98.7%

Average base rent per occupied sq. ft.               2.46         2.37          2.37          2.78         2.78
Increase from same period prior year               - 2.1%       - 5.8%(1)     - 5.7%(1)      10.2%(2)     10.2%

Revenue per occupied square foot                     2.55         2.63          2.45          2.90         2.90
Increase from same period prior year               - 1.6%         0.9%(1)     - 5.6%(1)       9.8%(2)      9.8%

                For the Period:                                               1997
                                                    1st          2nd          3rd          4th        Year to
                                                  Quarter      Quarter      Quarter      Quarter        Date
-----------------------------------------------------------------------------------------------------------------
  OCCUPANCY STATUS
-----------------------------------------------------------------------------------------------------------------
Physical occupancy                                  98.8%                                                 98.8%
Economic occupancy                                  97.7%                                                 97.7%

Average base rent per occupied sq. ft.               2.70                                                  2.70
Increase from same period prior year                 9.8%                                                  9.8%

Revenue per occupied square foot                     2.87                                                  2.87
Increase from same period prior year                12.6%(2)                                              12.6%(2)

----------------------------------------------- ------------ ------------ ------------- ------------ ------------
LEASE EXPIRATION SCHEDULE                            1997         1998          1999         2000          2001

----------------------------------------------- ------------ ------------ ------------- ------------ ------------
Annual Base Rent Expiring                         874,668      809,064       535,536      358,644       323,520
Percent of Total Annual Rent                       15.67%       14.49%         9.59%        6.42%         5.80%

Square Footage Expiring                           275,257      156,761       143,265       90,223        59,757
Percent of Square Footage                          13.74%        7.82%         7.15%        4.50%         2.98%

----------------------------------------------- ------------- ------------ ------------ ------------- -----------
LEASE EXPIRATION SCHEDULE                            2002        2003           2004         2005         2006 &
                                                                                                       Thereafter
----------------------------------------------- ------------ ------------- ------------- ------------ ------------
Annual Base Rent Expiring                          86,844          --      2,594,388           --           --
Percent of Total Annual Rent                        1.56%       0.00%         46.47%        0.00%        0.00%

Square Footage Expiring                            22,305          --      1,256,170           --           --
Percent of Square Footage                           1.11%       0.00%         62.69%        0.00%        0.00%

(1)   Reflects sales of the All American Self-Storage facilities on June 4, 1996.
(2)   Reflects acquisitions during the period.

                                                                    GLENBOROUGH REALTY TRUST INCORPORATED
                                                                           INDUSTRIAL PORTFOLIO
                                                                               March 31, 1997

                 For the Period:                                              1996
                                                    1st          2nd          3rd          4th        Year to
                                                  Quarter      Quarter      Quarter      Quarter        Date
----------------------------------------------- ------------ ------------ ------------ ------------ -------------
LEASING PRODUCTION:  NEW
----------------------------------------------- ------------ ------------ ------------ ------------ -------------
Square footage leased                               1,200           --            --           --       1,200
Rental dollars                                      7,800           --            --           --       7,800
Average base rent per square foot                    6.50           --            --           --        6.50

Concessions                                           650           --            --           --         650
Concessions per square foot leased                   0.54           --            --           --        0.54

Tenant improvements (TI) committed                    600           --            --           --         600
TI committed per square foot leased                  0.50           --            --           --        0.50
TI spent                                               --           --         2,716           --       2,716

Capitalized leasing commissions (CLC) committed       936           --            --           --         936
CLC committed per square foot leased                 0.78           --            --           --        0.78
CLC spent                                              --        1,649            --          783       2,432
CLC and TI committed per sq. ft. leased              1.28           --            --           --        1.28

                 For the Period:                                              1997
                                                    1st          2nd          3rd          4th        Year to
                                                  Quarter      Quarter      Quarter      Quarter        Date
----------------------------------------------- ------------ ------------ ------------ ------------ -------------
LEASING PRODUCTION:  NEW
----------------------------------------------- ------------ ------------ ------------ ------------ -------------
Square footage leased                                  --           --           --           --           --
Rental dollars                                         --           --           --           --           --
Average base rent per square foot                      --           --           --           --           --

Concessions                                            --           --           --           --           --
Concessions per square foot leased                     --           --           --           --           --

Tenant improvements (TI) committed                     --           --           --           --           --
TI committed per square foot leased                    --           --           --           --           --
TI spent                                            1,534           --           --           --        1,534

Capitalized leasing commissions (CLC) committed        --           --           --           --           --
CLC committed per square foot leased                   --           --           --           --           --
CLC spent                                           9,984           --           --           --        9,984
CLC and TI committed per sq. ft. leased                --           --           --           --           --

                                                                    GLENBOROUGH REALTY TRUST INCORPORATED
                                                                           INDUSTRIAL PORTFOLIO
                                                                               March 31, 1997

                 For the Period:                                              1996
                                                    1st          2nd          3rd          4th        Year to
                                                  Quarter      Quarter      Quarter      Quarter        Date
--------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
--------------------------------------------------------------------------------------------------------------
Square footage leased                              52,800        3,000        12,000           --      67,800
Rental dollars                                    180,324       20,700        44,640           --     245,664
Average base rent                                    3.42         6.90          3.72           --        3.62
  Percent increase in effective rates from
  renewal                                            4.5%       - 0.4%          0.0%           --        1.4%

Concessions                                            --        3,350            --           --       3,350
Concessions per square foot leased                     --         0.06            --           --        0.06

Tenant improvements (TI) committed                  2,085        6,000            --           --       8,085
TI committed per square foot leased                  0.04         2.00            --           --        0.12
TI spent                                            6,533        9,286        16,791       22,443      55,053

Capitalized leasing commissions (CLC) committed     1,833        2,804            --           --       4,637
CLC committed per square foot leased                 0.03         0.93            --           --        0.07
CLC spent                                           1,994        8,019         1,464        2,484      13,961

CLC and TI committed per sq. ft. leased              0.07         2.93            --           --        0.19

                 For the Period:                                              1997
                                                    1st          2nd          3rd          4th        Year to
                                                  Quarter      Quarter      Quarter      Quarter        Date
--------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
--------------------------------------------------------------------------------------------------------------
Square footage leased                              35,072          --           --           --        35,072
Rental dollars                                    122,571          --           --           --       122,571
Average base rent                                    3.49          --           --           --          3.49
  Percent increase in effective rates from
  renewal                                           19.2%(1)       --           --           --         19.2%(1)

Concessions                                            --          --           --           --            --
Concessions per square foot leased                     --          --           --           --            --

Tenant improvements (TI) committed                 79,216          --           --           --        79,216
TI committed per square foot leased                  2.26          --           --           --          2.26
TI spent                                               --          --           --           --            --

Capitalized leasing commissions (CLC) committed    21,923          --           --           --        21,923
CLC committed per square foot leased                 0.63          --           --           --          0.63
CLC spent                                           2,019          --           --           --         2,019

CLC and TI committed per sq. ft. leased              2.88          --           --           --          2.88

(1)   Information on previous tenants not available due to newly acquired properties.

                                                                    GLENBOROUGH REALTY TRUST INCORPORATED
                                                                              RETAIL PORTFOLIO
                                                                               March 31, 1997

                 For the Period:                                              1996
                                                    1st          2nd          3rd          4th           Year to
                                                  Quarter      Quarter      Quarter      Quarter          Date
---------------------------------------------- ------------- ------------ ------------ ------------ -------------
OPERATING RESULTS
---------------------------------------------- ------------- ------------ ------------ ------------ -------------
Same Property
  Revenue                                         826,483      831,974       826,781      852,769     3,337,812
  Operating expenses                              228,088      187,309       220,684      230,535       867,631
  NOI                                             598,395      644,665       606,097      622,235     2,470,181
  Growth from same period prior year               - 8.8%       - 3.0%        - 8.3%         8.9%        - 3.2%

Combined Total
  Revenue                                         826,483      831,974       853,905    1,233,853     3,746,215
  Operating expenses                              228,088      187,309       222,311      352,082       989,790
  NOI                                             598,395      644,665       631,594      881,771     2,756,425

  Growth from same period prior year               - 8.8%       - 2.9%        - 4.4%       54.4%(2)        8.0%

Capital expenditures (excludes TI and CLC)             --        9,832         2,265        8,365        20,462
Weighted average leaseable square feet            285,658      285,658       301,348      516,947       347,403
Capital expenditures per leaseable sq. ft.             --         0.03          0.01         0.02          0.06

                 For the Period:                                              1997
                                                    1st          2nd          3rd          4th           Year to
                                                  Quarter      Quarter      Quarter      Quarter          Date
---------------------------------------------- ------------- ------------ ------------ ------------ -------------
OPERATING RESULTS
---------------------------------------------- ------------- ------------ ------------ ------------ -------------
Same Property
  Revenue                                         854,638                                               854,638
  Operating expenses                              213,412                                               213,412
  NOI                                             641,226                                               641,226
  Growth from same period prior year                 7.4%                                                  7.4%

Combined Total
  Revenue                                       1,466,612                                             1,466.612
  Operating expenses                              373,556                                               373,556
  NOI                                           1,093,056                                             1,093,056
  Growth from same period prior year                83.0%                                                 83.0%

Capital expenditures (excludes TI and CLC)         86,970                                                86,970
Weighted average leaseable square feet            630,700                                               630,700
Capital expenditures per leaseable sq. ft.           0.14                                                  0.14

                                                                    GLENBOROUGH REALTY TRUST INCORPORATED
                                                                              RETAIL PORTFOLIO
                                                                               March 31, 1997

                 For the Period:                                              1996
                                                    1st          2nd          3rd          4th           Year to
                                                  Quarter      Quarter      Quarter      Quarter          Date
---------------------------------------------- ------------- ------------ ------------ ------------ -------------
OCCUPANCY STATUS
---------------------------------------------- ------------- ------------ ------------ ------------ -------------
Physical occupancy (at end of period)               92.1%        92.1%         95.5%        97.2%          97.2%
Economic occupancy (at end of period)               96.2%        94.1%         92.1%        94.4%          94.4%

Average base rent per occupied sq. ft.              11.29        11.27         10.14         7.93           7.93
Increase from same period prior year                 5.5%         4.1%        - 7.0%(1)   - 26.6%(1)(2)  - 26.6%


Revenue per occupied square foot                    12.56        12.65         11.54         9.32           9.32
Increase from same period prior year                 5.7%         2.5%       - 3.8%(1)    - 23.3%(1)(2)  - 23.3%

                 For the Period:                                              1997
                                                    1st          2nd          3rd          4th           Year to
                                                  Quarter      Quarter      Quarter      Quarter          Date
---------------------------------------------- ------------- ------------ ------------ ------------ -------------
OCCUPANCY STATUS
---------------------------------------------- ------------- ------------ ------------ ------------ -------------
Physical occupancy (at end of period)               96.9%                                                  96.9%
Economic occupancy (at end of period)               94.8%                                                  94.8%

Average base rent per occupied sq. ft.               8.01                                                   8.01
Increase from same period prior year              - 29.1%(1)(2)                                          - 29.1%(1)(2)

Revenue per occupied square foot                     9.60                                                   9.60
Increase from same period prior year              - 23.6%(1)(2)                                          - 23.6%(1)(2)

---------------------------------------------- ------------- ------------ ------------- ------------ ------------
LEASE EXPIRATION SCHEDULE                            1997         1998          1999         2000          2001

---------------------------------------------- ------------- ------------ ------------- ------------ ------------
Annual Base Rent Expiring                         253,764      418,368       622,884      514,380       594,540
Percent of Total Annual Rent                        5.08%        8.37%        12.46%       10.29%        11.89%

Square Footage Expiring                            22,041       55,488        58,265       43,556        70,423
Percent of Square Footage                           3.80%        9.56%        10.04%        7.51%        12.14%

---------------------------------------------- ------------- ------------ ------------- ------------ ------------
LEASE EXPIRATION SCHEDULE                            2002         2003          2004         2005         2006 &
                                                                                                       Thereafter
---------------------------------------------- ------------- ------------ ------------- ------------ ------------
Annual Base Rent Expiring                          58,920      221,880       620,448      330,432       1,363,296
Percent of Total Annual Rent                        1.18%        4.44%        12.41%        6.61%          27.27%

Square Footage Expiring                             6,100       59,390       143,044       32,233          89,777
Percent of Square Footage                           1.05%       10.23%        24.65%        5.55%          15.47%

(1) Average base rents declined due to the purchase of the grocery store anchor at Westwood Plaza Shopping Center which has lower rents per square foot.
(2) Reflects the purchase of the Auburn and Sonora Plaza Shopping Centers on October 17 and November 19, 1996.

                                                                    GLENBOROUGH REALTY TRUST INCORPORATED
                                                                              RETAIL PORTFOLIO
                                                                               March 31, 1997

                 For the Period:                                              1996
                                                    1st          2nd          3rd          4th           Year to
                                                  Quarter      Quarter      Quarter      Quarter          Date
---------------------------------------------- ------------- ------------ ------------ ------------ -------------
LEASING PRODUCTION: NEW
---------------------------------------------- ------------- ------------ ------------ ------------ -------------
Square footage leased                                2,520      5,150          4,068       4,222        15,960
Rental dollars                                      26,438     58,835         50,596      46,557       182,426
Average base rent per square foot                    10.49      11.42          12.44       11.03         11.43

Concessions                                          1,020      5,538          9,358       2,137        18,053
Concessions per square foot leased                    0.40       1.08           2.30        0.51          1.13

Tenant improvements (TI) committed                      --      4,000          9,972       4,500        18,472
TI committed per square foot leased                     --       0.78           2.45        1.07          1.16
TI spent                                                --         --          4,213      12,023        16,236

Capitalized leasing commissions (CLC) committed         --      7,350         14,335       3,379        25,064
CLC committed per square ft. leased                     --       1.43           3.52        0.80          1.57
CLC spent                                            6,228      3,675         17,205       2,277        29,385

CLC and TI committed per sq. ft. leased                 --       2.20           5.98        1.87          2.73

                 For the Period:                                              1997
                                                    1st          2nd          3rd          4th           Year to
                                                  Quarter      Quarter      Quarter      Quarter          Date
---------------------------------------------- ------------- ------------ ------------ ------------ -------------
LEASING PRODUCTION: NEW
---------------------------------------------- ------------- ------------ ------------ ------------ -------------
Square footage leased                                3,381                                               3,381
Rental dollars                                      32,558                                              32,558
Average base rent per square foot                     9.63                                                9.63

Concessions                                            789                                                 789
Concessions per square foot leased                    0.23                                                0.23

Tenant improvements (TI) committed                   4,110                                               4,110
TI committed per square foot leased                   1.22                                                1.22
TI spent                                             2,322                                               2,322

Capitalized leasing commissions (CLC) committed      8,568                                               8,568
CLC committed per square ft. leased                   2.53                                                2.53
CLC spent                                            2,808                                               2,808

CLC and TI committed per sq. ft. leased               3.75                                                3.75

                                                                    GLENBOROUGH REALTY TRUST INCORPORATED
                                                                              RETAIL PORTFOLIO
                                                                               March 31, 1997

                 For the Period:                                              1996
                                                    1st          2nd          3rd          4th           Year to
                                                  Quarter      Quarter      Quarter      Quarter          Date
-----------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
-----------------------------------------------------------------------------------------------------------------
Square footage leased                                   --      3,300         12,338       1,400        17,038
Rental dollars                                          --     36,770        123,699      16,520       176,989
Average base rent per square foot                       --      11.14          10.03       11.80         10.39
   Percent increase in effective rents from renewal     --      11.0%       -0.03%(1)       8.9%          4.3%

Concessions                                             --      1,922         10,000          --        11,922
Concessions per square foot leased                      --       0.58           0.81          --          0.70

Tenant improvements (TI) committed                      --     13,960         66,288          --        80,248

TI committed per square foot leased                     --       4.23           5.37          --          4.71
TI spent                                             3,210         --         20,000      14,656        37,866

Capitalized leasing commissions (CLC) committed         --         --             --          --            --
CLC committed per square foot leased                    --         --             --          --            --
  CLC spent                                             --         --             --          --            --

  CLC and TI committed per sq. ft. leased               --       4.23           5.37          --          4.71

                 For the Period:                                              1997
                                                    1st          2nd          3rd          4th         Year to
                                                  Quarter      Quarter      Quarter      Quarter         Date
-----------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
-----------------------------------------------------------------------------------------------------------------
Square footage leased                                4,162                                               4,162
Rental dollars                                      41,909                                              41,909
Average base rent per square foot                    10.07                                               10.07
 Percent increase in effective rents from renewal     0.2%                                                0.2%

Concessions                                          2,800                                               2,800
Concessions per square foot leased                    0.67                                                0.67

Tenant improvements (TI) committed                   6,000                                               6,000

TI committed per square foot leased                   1.44                                                1.44
TI spent                                                --                                                  --

Capitalized leasing commissions (CLC) committed         --                                                  --
CLC committed per square foot leased                    --                                                  --
CLC spent                                               --                                                  --

CLC and TI committed per sq. ft. leased               1.44                                                1.44

(1)   Reflects moving expense concessions paid to relocate tenants to accommodate expansion of the grocery store anchor at Westwood Plaza Shopping Center.

                                                                    GLENBOROUGH REALTY TRUST INCORPORATED
                                                                               HOTEL PORTFOLIO
                                                                               March 31, 1997

                For the Period:                                               1996
                                                  1st           2nd           3rd          4th         Year to
                                                Quarter       Quarter       Quarter      Quarter        Date
-----------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
-----------------------------------------------------------------------------------------------------------------
Same Property
   Revenue (1)                                $ 1,205,115  $ 1,091,190   $ 1,019,501   $ 1,066,654   $ 4,382,460
   Operating expenses(2)                          424,675      386,341       413,942       456,123     1,681,081
   NOI                                            780,440      704,849       605,559       610,531     2,701,379
   Growth from same period prior year               38.9%        22.8%          6.0%         19.9%         21.9%
Combined Total
   Revenue                                    $ 1,205,115  $ 1,091,190   $ 1,071,501   $ 1,144,654   $ 4,512,460
   Operating expenses                             424,675      386,341       421,371       465,750     1,698,137
   NOI                                            780,440      704,849       650,130       678,904     2,814,323
   Growth from same period prior year               38.9%        22.8%         13.9%(3)      33.3%         27.0%
Capital expenditures                               18,558       98,551       137,496        21,355       275,960
Weighted average rooms owned                          499          499           540           561           513
Capital expenditures per room                          37          197           254            38           538

                For the Period:                                               1997
                                                  1st           2nd           3rd          4th         Year to
                                                Quarter       Quarter       Quarter      Quarter        Date
-----------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
-----------------------------------------------------------------------------------------------------------------
Same Property
   Revenue (1)                                $ 1,216,199                                           $ 1,216,199
   Operating expenses(2)                          424,006                                               424,006
   NOI                                            792,193                                               792,193
   Growth from same period prior year                1.5%                                                  1.5%
Combined Total
   Revenue                                    $ 1,530,826                                           $ 1,530,826
   Operating expenses                             455,836                                               455,836
   NOI                                          1,074,990                                             1,074,990
   Growth from same period prior year              37.7%(3)                                               37.7%(3)
Capital expenditures                              48,125                                                 48,125
Weighted average rooms owned                         615                                                    615
Capital expenditures per room                         78                                                     78

                                                                    GLENBOROUGH REALTY TRUST INCORPORATED
                                                                               HOTEL PORTFOLIO
                                                                               March 31, 1997

                For the Period:                                               1996
                                                  1st           2nd           3rd          4th         Year to
                                                Quarter       Quarter       Quarter      Quarter        Date
-------------------------------------------- ------------ ------------- ------------ ------------- -------------
OCCUPANCY STATUS
-------------------------------------------- ------------ ------------- ------------ ------------- -------------
Same Property
   Total room revenue                           2,402,872    2,149,708     2,023,408     2,129,175     8,705,163
   Physical occupancy                               75.9%        73.2%         69.8%         72.4%         72.8%

   Average daily rate per occupied room          $  67.30     $  64.68      $  63.16      $  64.10      $  64.87
   Percent increase from prior period               11.1%         6.6%          5.5%          7.7%          9.0%

   Revenue per available room (REVPAR)           $  51.07     $  47.34      $  44.08      $  46.38      $  47.24
   Percent increase from prior period                9.3%         1.3%        - 1.1%          6.7%          8.7%

Combined Total
   Total room revenue                           2,402,872    2,149,709     2,128,553     2,262,785     8,943,919
   Physical occupancy                               77.9%        73.2%         68.2%         69.2%         72.0%

   Average daily rate per occupied room          $  67.90     $  64.68      $  62.96      $  63.35      $  64.74
   Increase from same period prior year             11.1%         5.7%          8.5%          9.9%          8.7%

   Revenue per available room (REVPAR)           $  52.92     $  47.34      $  42.94      $  43.84      $  46.58
   Increase from same period prior year             13.4%         1.3%          6.6%          9.5%          7.3%

                For the Period:                                               1997
                                                  1st           2nd           3rd          4th         Year to
                                                Quarter       Quarter       Quarter      Quarter        Date
-------------------------------------------- ------------ ------------- ------------ ------------- -------------
OCCUPANCY STATUS
-------------------------------------------- ------------ ------------- ------------ ------------- -------------
Same Property
   Total room revenue                           2,480,964                                             2,480,964
   Physical occupancy                               75.4%                                                 75.4%

   Average daily rate per occupied room          $  70.72                                              $  70.72
   Percent increase from prior period                5.1%                                                  5.1%

   Revenue per available room (REVPAR)           $  53.32                                              $  53.32
   Percent increase from prior period                4.4%                                                  4.4%

Combined Total
   Total room revenue                           3,237,636                                             3,237,636
   Physical occupancy                               75.5%                                                 75.5%

   Average daily rate per occupied room          $  75.01                                              $  75.01
   Increase from same period prior year             10.5%                                                 10.5%

   Revenue per available room (REVPAR)           $  56.64                                              $  56.64
   Increase from same period prior year              7.0%                                                  7.0%

(1) At March 31, 1997 revenue includes $682,596 of lease payments from three hotels which GLB owns and leases to
    GHG. Revenue also includes $522,519 of operating revenue from one hotel. The Company holds a participating first mortgage interest in this hotel and in accordance with GAAP, GLB accounts for the property as though it held fee title. At March 31, 1997 revenue includes $1,048,202 of lease payments from five hotels and $482,624 of operating revenue from one hotel.
(2) Operating expenses paid by lessor for the four leased hotels include taxes and property insurance; all other expenses paid by lessee.
(3) Reflects the purchase of a new property during the quarter.

                                                                    GLENBOROUGH REALTY TRUST INCORPORATED
                                                                           MULTI-FAMILY PORTFOLIO
                                                                               March 31, 1997

                 For the Period:                                              1996
                                                    1st          2nd          3rd          4th        Year to
                                                  Quarter      Quarter      Quarter      Quarter        Date
----------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
----------------------------------------------------------------------------------------------------------------
Same Property
  Revenue                                       $  193,911    $ 186,164   $  204,427    $ 195,007     $  779,509
  Operating expenses                                91,312       95,593       79,276       73,766        339,947
  NOI                                              102,599       90,571      125,151      121,241        439,562
  Growth from same period prior year                 13.4%         2.3%        45.3%        76.1%          31.6%

Combined Total
  Revenue                                       $  193,911    $ 186,164   $  204,427    $ 934,263    $ 1,518,765
  Operating expenses                                91,312       95,593       79,276      334,519        600,700
  NOI                                              102,599       90,571      125,151      599,744        918,065
  Growth from same period prior year                 13.4%         2.3%        45.3%       771.4%(1)      174.8%

Capital expenditures                                17,500       29,900        9,538        5,936         62,874
Weighted average apartment units owned                 104          104          104          549            215
Capital expenditures per apartment unit                168          288           92           11            292

                 For the Period:                                              1997
                                                    1st          2nd          3rd          4th        Year to
                                                  Quarter      Quarter      Quarter      Quarter        Date
------------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
------------------------------------------------------------------------------------------------------------------
Same Property
  Revenue                                       $  200,599                                            $ 200,599
  Operating expenses                                88,722                                               88,722
  NOI                                              111,877                                              111,877
  Growth from same period prior year                  9.0%                                                 9.0%

Combined Total
  Revenue                                       $1,129,909                                          $ 1,129,909
  Operating expenses                               447,290                                              447,290
  NOI                                              682,619                                              682,619
  Growth from same period prior year                565.3%(1)                                            565.3%(1)

Capital expenditures                                49,279                                               49,279
Weighted average apartment units owned                 642                                                  642
Capital expenditures per apartment unit                 77                                                   77

                                                                    GLENBOROUGH REALTY TRUST INCORPORATED
                                                                           MULTI-FAMILY PORTFOLIO
                                                                               March 31, 1997

                 For the Period:                                              1996
                                                    1st          2nd          3rd          4th        Year to
                                                  Quarter      Quarter      Quarter      Quarter        Date
------------------------------------------------------------------------------------------------------------------
 OCCUPANCY STATUS
------------------------------------------------------------------------------------------------------------------
Physical occupancy (at end of period)                89.4%        96.2%        92.3%        94.7%        94.7%
Economic occupancy (at end of period)                88.8%        89.2%        94.9%        96.7%        96.7%

Average base rent per occupied unit                    654          656          660          576          576
Increase from same period prior year                  2.3%         1.7%         1.9%       - 9.8%(1)    - 9.8%(1)

Apartment annualized turnover rate                   60.0%        34.6%        38.5%        51.7%        46.2%

                 For the Period:                                              1997
                                                    1st          2nd          3rd          4th        Year to
                                                  Quarter      Quarter      Quarter      Quarter        Date
------------------------------------------------------------------------------------------------------------------
 OCCUPANCY STATUS
------------------------------------------------------------------------------------------------------------------
Physical occupancy (at end of period)                94.7%                                                94.7%
Economic occupancy (at end of period)                94.4%                                                94.4%

Average base rent per occupied unit                    599                                                  599
Increase from same period prior year                 -8.4%(1)                                             -8.4%(1)

Apartment annualized turnover rate                   49.2%                                                49.2%

(1)   NOI for the same period increased and Average Effective Base Rent per occupied unit declined due to the acquisition of two Las Vegas apartment complexes.

                                                                    GLENBOROUGH REALTY TRUST INCORPORATED
                                                                      RECONCILIATION OF PROPERTY INCOME
                                                                               March 31, 1997
-------------------- ----------- ------------- ----------- ----------- ------------ -------------- -------------- ------------------
                        OFFICE     INDUSTRIAL    RETAIL       HOTEL       MULTI-       PROPERTY      ELIMINATING        TOTAL
                                                                          FAMILY         TOTAL        ENTRIES(1)       REPORTED
-------------------- ----------- ------------- ----------- ----------- ------------ -------------- -------------- ------------------
Revenue                2,342,654    1,435,492   1,466,612    1,530,826   1,129,909     7,905,493          1,475        7,906,968

Operating Expenses     1,082,311      279,377     373,556      455,836     447,290     2,638,370       (256,904)       2,381,466

NOI                    1,260,343    1,156,115   1,093,056    1,074,990     682,619     5,267,123        258,379        5,525,502

(1)  Eliminating  entry  represents  internal  market level  property  management  fees included in operating  expenses to provide comparison to industry performance.

                                                    COMBINED RETAIL, INDUSTRIAL AND OFFICE PORTFOLIOS
----------------------------------------------- ------------ ------------- ------------ ------------ ------------
LEASE EXPIRATION SCHEDULE                            1997          1998         1999         2000         2001
----------------------------------------------- ------------ ------------- ------------ ------------ ------------
Annual Base Rent Expiring                       3,040,752     3,277,956    2,726,916    2,047,512    2,021,028
Percent of Total Annual Rent                       18.70%        20.16%       16.77%       12.59%       12.43%

Square Footage expiring                           416,341       342,877      301,788      204,468      194,954
Percent of Square Footage                          23.41%        19.28%       16.97%       11.50%       10.96%

                                                    COMBINED RETAIL, INDUSTRIAL AND OFFICE PORTFOLIOS
----------------------------------------------- ------------ ------------- ------------ ------------ ----------
LEASE EXPIRATION SCHEDULE                           2002         2003          2004        2005        2006 &
                                                                                                     Thereafter
----------------------------------------------- ------------ ------------- ------------ ------------ ----------
Annual Base Rent Expiring                        287,424      365,880     3,309,396      779,016    1,712,448
Percent of Total Annual Rent                       1.77%        2.25%        16.91%        4.79%       10.53%

Square Footage expiring                           36,904       67,738     1,404,172       57,483      156,086
Percent of Square Footage                          2.07%        3.81%        44.12%        3.23%        8.78%

CONTRIBUTION TO REVENUE
[GRAPHIC OMITTED]

CONTRIBUTION TO NOI
[GRAPHIC OMITTED]

                      GLENBOROUGH REALTY TRUST INCORPORATED
                                GLOSSARY OF TERMS

      TERM                                 DEFINITION
----------------------------- -------------------------------------------------

Acquisitions                  The  capitalized   cost  of  properties   acquired
                              properties acquired during the period indicated.

Associated Companies          The REIT  owns  100% of the  non-voting  preferred
                              stock of three real estate companies:  Glenborough
                              Corporation, Glenborough Inland Realty Corporation and Glenborough Hotel Group.

Average Base Rent Per
Occupied Square Foot (Unit)   Base rent  charged to tenants  divided by occupied
                              square feet or number Occupied Square Foot (Unit) of units.

Capital Expenditures          Recurring,   non-revenue  producing  purchases  of
                              building  improvements  and  equipment,  excluding
                              Tenant Improvements and Leasing Commissions.  This
                              caption  does  not  include   purchases  of  land,
                              buildings, and equipment that will produce revenue for the Company, such as property acquisitions and construction of rentable structures.

Capitalized  Leasing
Commissions (CLC)             Commissions  paid for obtaining a lease which have
                              been capitalized and are to be amortized over the lease term.

CLC Committed                 Capitalized  leasing  commissions  which have been
                              committed as a part of entering into a lease agreement.


CLC Spent                     The  portion  of  committed,  capitalized  leasing
                              commissions which have been spent by the Company.

Combined Total                All properties owned in the current year.

Concessions                   Relief  or   reduction   of  rent  charges  for  a
                              specified period, negotiated and committed to as a part of entering into a lease agreement.

Controlled Partnerships       A  group  of  partnerships  for  which  one of the
                              Associated Companies provides some or all of the following services: asset management, property management, general partner services, development services.

Debt Coverage Ratio           EBIDA divided by debt service.

Debt Service                  Interest  expense  plus  principal  reductions  of
                              debt, excluding repayments on lines of credit.

Dividend Payout Ratio         The  percentage  of pro forma FFO or FAD that will
                              be paid in dividends to the shareholders of Glenborough Realty Trust Incorporated.

Dividend Per Share            The  dividends to be paid to each  shareholder  of
                              Glenborough Realty Trust Incorporated.

EBIDA                         Earnings   before   interest,   depreciation   and
                              amortization.

Economic Occupancy            Gross   potential  rent  divided  by  base  rental
                              revenue collected.


Effective Rents               Annualized rents net of concessions.

FFO Multiplier                Stock  price  per  share   divided  by  annualized
                              year-to-date FFO per share.

FFO Per Share                 FFO divided by the weighted  average  shares  out-
                              standing during the period.


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Funds Available For
Distribution (FAD)            Funds Available for Distribution  represents Funds
                              from    Operations   plus    Distribution    (FAD)
                              amortization   of  deferred   financing  fees  and
                              recurring principal receipts from mortgage loans, less reserves for leasing commissions, capital expenditures (excluding property acquisitions) and debt principal amortization.

Funds From Operations (FFO)   Funds from Operations  means income  (loss)  from
                              operations before minority interests and extra-ordinary items plus depreciation and amortization and unrealized loss provision plus an adjustment to reflect the Company's share of FFO of the Asso-ciated Companies.

Interest Coverage Ratio       EBIDA divided by interest on debt.

Leasing Production            Information related to lease  agreements  entered
                              into during the period including square footage leased, rental dollars(specifically defined below, concessions, tenant improvements and capitalized leasing commissions.

Net Asset Value               The net total of the Appraised Values of the pro-
                              perties plus the net value of the non-real estate and liabilities as of the date of the Consolida-tion.

Net Operating Income (NOI)    Revenues  less  Operating   Expenses  (as  defined
                              herein).

Operating Expenses            Total  operating  expenses  (as  reported  by  the
                              Company to the SEC in its periodic filings) less depreciation and amortization. This amount does not include other income and expenses such as interest and gains or losses on sales of assets.

Percent Debt to Total
Market Capitalization         Total notes and mortgages  payable  divided by the
                              sum of total notes and mortgages  payable plus the
                              total   market  value  of  all  shares  and  units
                              outstanding at the date of calculation.

Percent Increase in
Effective Rents From Renewal  Percentage  change in  effective  base  rents from renewal as compared to effective base rents as of the date indicated.

Physical Occupancy            Total square  feet  (units) rented divided by net
                              rentable square feet (units) on the date indicated

Renewal or Re-Lease           Leases that have been  renewed by current  tenants
                              or leased space that has been re-leased by new tenants.

Rental Dollars
(Leasing Production)          Total  annualized  revenues  to be earned per year
                              during  the  term of the  lease  from  renewed  or
                              re-leased  space  before   concessions,   TIs  and
                              leasing commissions.

Same Property                 Properties  owned in the  current  year which were
                              also owned during the same period of the prior year. If a property is sold during the quarter, data for prior periods and the current quarter are deleted for comparability.

Tenant Improvements (TI)      A capital  expense  used to improve  the  physical
                              space occupied by an existing or new (re-leasing) tenant. Tenant improvements are amortized over the term of the lease.

TI Committed                  Tenant improvements which have been committed as a
                              part of entering into a lease agreement.

TI Spent The portion of committed tenant improvements which have been spent by the Company.


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Total Market Capitalization   As of the  date  calculated,  the  sum of (a)  the
                              product obtained by multiplying the total fully converted number of shares of the Common Stock of the Company then outstanding, by the price per share; plus (b) the Company's Debt as set forth on the most recent financial statements.

Turnover Rate                 The percentage of  multi-family  units that became
                              available for rent during the 12-month period ending on the date of this report.